UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2014 (May 6, 2014)

INTERACTIVE INTELLIGENCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-54450 (Commission File Number)	45-1505676 (IRS Employer Identification No.)

7601 Interactive Way Indianapolis, IN 46278 (Address of principal executive offices, including zip code)

(317) 872-3000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Interactive Intelligence Group, Inc.’s (the “Company”) world headquarters are located in three office buildings in Indianapolis, Indiana within Interactive Intelligence Corporate Park (the “Park”), which space was leased by the Company pursuant to that certain Office Lease Agreement (the “Office Lease”), dated April 1, 2001, between Interactive Intelligence, Inc. and Duke Realty Limited Partnership (formerly Duke-Weeks Realty Limited Partnership, “Duke Realty”), as amended.  On May 6, 2014, Interactive Intelligence, Inc. and Duke Realty entered into a lease termination agreement (the “Lease Termination Agreement”), whereby the Office Lease and the eight amendments thereto were terminated.  In place of such Office Lease and amendments, on May 6, 2014, the Company and Duke Realty entered into a new separate lease for each of the three office buildings, which are located at 7602 Interactive Way, 7601 Interactive Way and 7635 Interactive Way, respectively, in Indianapolis, Indiana 46278.

On May 6, 2014, the Company and Duke Construction Limited Partnership entered into an additional lease agreement to expand the Company’s world headquarters to include a fourth, build-to-suit office building (“Woodland VII”) in Indianapolis, Indiana at the Park.

A brief description of the material terms of each of the lease agreements noted above is provided below in Item 2.03 of this Current Report on Form 8-K, and is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above regarding the Lease Termination Agreement is incorporated by reference into this Item 1.02.  The Company did not incur any early termination penalties in connection with the termination of the Office Lease and amendments thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above, on May 6, 2014, the Company entered into four new lease agreements for the buildings comprising the Company’s world headquarters.  The material terms of each of the leases are as follows:

7602 Interactive Way, Indianapolis, Indiana 46278

This lease of 56,862 square feet of office space has a term of three years and eleven months and expires on March 31, 2018. The base rent payments associated with this lease will be approximately $4.3 million over the term of the lease, which commences as of May 6, 2014.

7601 Interactive Way, Indianapolis, Indiana 46278

The base rent payments associated with this lease will be approximately $29.7 million over the term of the lease, which commences as of May 6, 2014. This lease of 120,000 square feet of office space has a term of approximately 11 years and expires on or about June 30, 2025.  The Company has the option to extend the term of this lease for up to three renewal terms of five years each, provided that the base rent would be subject to market adjustment at the beginning of each renewal term.  The Company also has an option to purchase and a right of first offer to purchase the building upon the terms and conditions set forth in the lease.

7635 Interactive Way, Indianapolis, Indiana 46278

The base rent payments associated with this lease will be approximately $32.1 million over the term of the lease, which commences as of May 6, 2014. This lease of 151,950 square feet of office space has a term of approximately 11 years and expires on or about June 30, 2025. The Company has the option to extend the term of this lease for up to three renewal terms of five years each, provided that the base rent would be subject to market adjustment at the beginning of each renewal term. The Company also has an option to purchase and a right of first offer to purchase the building upon the terms and conditions set forth in the lease.

Woodland VII

The base rent payments associated with this lease will be approximately $22.1 million over the term of the lease. This lease of 112,500 square feet of office space has a term of 10 years and has a target commencement date of July 1, 2015. The Company has the option to extend the term of this lease for up to three renewal terms of five years each, provided that the base rent would be subject to market adjustment at the beginning of each renewal term. The Company also has an option to purchase and a right of first offer to purchase the building upon the terms and conditions set forth in the lease.

In addition to the base rent payments described above, each of the lease agreements also require the Company to pay Additional Rent, which includes without limitation maintenance expenses, insurances, taxes and other expenses as more completely described in the leases.

The foregoing description of each of the lease agreements does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to each of the four leases, which are filed as Exhibits 10.2, 10.3, 10.4 and 10. 5 hereto, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

The following items are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Lease Termination Agreement, dated as of May 6, 2014, between Interactive Intelligence, Inc. and Duke Realty Limited Partnership.
10.2

Office Lease, dated as of May 6, 2014, between Interactive Intelligence Group, Inc. and Duke Realty Limited Partnership. (7602 Interactive Way) (Exhibits thereto will be furnished supplementally to the Securities and Exchange Commission upon request)

10.3

Office Lease, dated as of May 6, 2014, between Interactive Intelligence Group, Inc. and Duke Realty Limited Partnership. (7601 Interactive Way) (Exhibits thereto will be furnished supplementally to the Securities and Exchange Commission upon request)

10.4

Office Lease, dated as of May 6, 2014, between Interactive Intelligence Group, Inc. and Duke Realty Limited Partnership. (7635 Interactive Way) (Exhibits thereto will be furnished supplementally to the Securities and Exchange Commission upon request)

10.5

Office Lease, dated as of May 6, 2014, between Interactive Intelligence Group, Inc. and Duke Construction Limited Partnership. (Woodland VII) (Exhibits thereto will be furnished supplementally to the Securities and Exchange Commission upon request)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence Group, Inc. (Registrant)

Date: May 12, 2014	By:	/s/ Stephen R. Head
Stephen R. Head Chief Financial Officer, Senior Vice President of Finance and Administration, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Lease Termination Agreement, dated as of May 6, 2014, between Interactive Intelligence, Inc. and Duke Realty Limited Partnership.
10.2

Office Lease, dated as of May 6, 2014, between Interactive Intelligence Group, Inc. and Duke Realty Limited Partnership. (7602 Interactive Way) (Exhibits thereto will be furnished supplementally to the Securities and Exchange Commission upon request)

10.3

Office Lease, dated as of May 6, 2014, between Interactive Intelligence Group, Inc. and Duke Realty Limited Partnership. (7601 Interactive Way) (Exhibits thereto will be furnished supplementally to the Securities and Exchange Commission upon request)

10.4

Office Lease, dated as of May 6, 2014, between Interactive Intelligence Group, Inc. and Duke Realty Limited Partnership. (7635 Interactive Way) (Exhibits thereto will be furnished supplementally to the Securities and Exchange Commission upon request)

10.5

Office Lease, dated as of May 6, 2014, between Interactive Intelligence Group, Inc. and Duke Construction Limited Partnership. (Woodland VII) (Exhibits thereto will be furnished supplementally to the Securities and Exchange Commission upon request)